May 4, 2021 US May 5, 2021 Australia Ron Delia CEO Michael Casamento CFO Fiscal 2021 year to date results (nine months ended March 31, 2021) NYSE: AMCR | ASX: AMC Exhibit 99.2

Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements This document contains certain statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified with words like “believe,” “expect,”, “target,” “project,” “may,” “could,” “would,” “approximately,” “possible,” “will,” “should,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook,” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Such statements are based on the current expectations of the management of Amcor and are qualified by the inherent risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor or any of its respective directors, executive officers or advisors provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause actual results to differ from expectations include, but are not limited to: the continued financial and operational impacts of the COVID-19 pandemic on Amcor and its customers, suppliers, employees and the geographic markets in which it and its customers operate; fluctuations in consumer demand patterns; the loss of key customers or a reduction in production requirements of key customers; significant competition in the industries and regions in which Amcor operates; failure to realize the anticipated benefits of the acquisition of Bemis Company, Inc. (“Bemis”), and the cost synergies related thereto; failure to successfully acquisitions in the expected time frame; integration costs related to the acquisition of Bemis; failure by Amcor to expand its business; the potential loss of intellectual property rights; various risks that could affect our business operations and financial results due to our international operations; price fluctuations or shortages in the availability of raw materials, energy and other inputs; disruptions to production, supply and commercial risks, including counterparty credit risks, which may be exacerbated in times of economic downturn; a failure in our information technology systems; the possibility of labor disputes; fluctuations in our credit ratings; disruptions to the financial or capital markets; and other risks and uncertainties identified from time to time in Amcor’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including without limitation, those described under Item 1A. “Risk Factors” of Amcor’s annual report on Form 10-K for the fiscal year ended June 30, 2020 and any subsequent quarterly reports on Form 10-Q. You can obtain copies of Amcor’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and Amcor does not undertake any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Presentation of non-GAAP information Included in this release are measures of financial performance that are not calculated in accordance with U.S. GAAP. These measures include adjusted EBIT (calculated as earnings before interest and tax), adjusted net income, adjusted earnings per share, adjusted free cash flow, and net debt and comparable constant currency growth. In arriving at these non-GAAP measures, we exclude items that either have a non-recurring impact on the income statement or which, in the judgment of our management, are items that, either as a result of their nature or size, could, were they not singled out, potentially cause investors to extrapolate future performance from an improper base. While not all inclusive, examples of these items include: • material restructuring programs, including associated costs such as employee severance, pension and related benefits, impairment of property and equipment and other assets, accelerated depreciation, termination payments for contracts and leases, contractual obligations and any other qualifying costs related to the restructuring plan; • sales and earnings from disposed operations and any associated profit or loss on sale of businesses or subsidiaries; • consummated and identifiable divestitures agreed to with certain regulatory agencies as a condition of approval for Amcor’s acquisition of Bemis; • impairments in goodwill and equity method investments; • material acquisition compensation and transaction costs such as due diligence expenses, professional and legal fees and integration costs; • material purchase accounting adjustments for inventory; • amortization of acquired intangible assets from business combinations; • payments or settlements related to legal claims; and • impacts from hyperinflation accounting Management has used and uses these measures internally for planning, forecasting and evaluating the performance of the company’s reporting segments and certain of the measures are used as a component of Amcor’s board of directors’ measurement of Amcor’s performance for incentive compensation purposes. Amcor also evaluates performance on a comparable constant currency basis, which measures financial results assuming constant foreign currency exchange rates used for translation based on the rates in effect for the comparable prior-year period. In order to compute comparable constant currency results, we multiply or divide, as appropriate, current-year U.S. dollar results by the current-year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior-year average foreign exchange rates. We then deduct the difference between sales or earnings in the current period and the prior period related to disposed operations. Comparable constant currency net sales performance also excludes the impact from passing through movements in raw material costs. Amcor believes that these non-GAAP measures are useful to enable investors to perform comparisons of current and historical performance of the company. For each of these non-GAAP financial measures, a reconciliation to the most directly comparable U.S. GAAP financial measure has been provided herein. These non-GAAP financial measures should not be construed as an alternative to results determined in accordance with U.S. GAAP. The company provides guidance on a non-GAAP basis as we are unable to predict with reasonable certainty the ultimate outcome and timing of certain significant forward-looking items without unreasonable effort. These items include but are not limited to the impact of foreign exchange translation, restructuring program costs, asset impairments, possible gains and losses on the sale of assets and certain tax related events. These items are uncertain, depend on various factors and could have a material impact on U.S. GAAP earnings and cash flow measures for the guidance period.

4.1 4.0 3.4 2.6 2.0 2.0 2.0 2.4 2.6 2.1 3.2 2.8 2.2 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 Safety 3 Recordable-case frequency rate (per million hours worked) Acquisition impacts Notes: Recordable cases per million hours worked. All data shown for a 12 month period ended June 30, unless otherwise indicated. The increase in frequency rate between 2016 and 2018 reflects inclusion of the Alusa and Sonoco acquisitions and the increase between 2019 and 2019PF reflects the inclusion of the Bemis acquisition. • Staying safe and healthy - our first priority • 27% reduction in number of injuries • 54% of sites injury free for >12 months • All business groups reporting fewer injuries Committed to our goal of ‘no injuries’

Key messages for today 4 1. Strong year to date result - outstanding execution, continued momentum 2. FY21 guidance increased to 14-15% adjusted EPS growth (from 10-14%) 3. Investing for growth Note: EPS growth refers to adjusted EPS growth. Refer slide 19 for further information regarding revised guidance. Demonstrating the strength of our investment case

The Amcor investment case has never been stronger Global industry leader with proven track record and clear strategy Consistent growth from consumer and healthcare end markets Attractive and growing dividend with current yield >4% Strong balance sheet, substantial capacity to invest and many growth opportunities Momentum building, organic growth plus synergies EPS growth + Dividend yield = 10-15% per year 5 Slide as presented in Amcor’s September 2020 Investor Briefing

Adjusted EBITDA CAGR +6% Notes: 10 year CAGR based on 2010 IFRS results as reported by Amcor in AUD converted at an FX rate of 0.876 compared to 2020 US GAAP results. Compound TSR reflects period from July 1, 2010 to June 30, 2020 based on local currency Investment grade credit rating >20 YEARS Adjusted EPS CAGR +8% TSR CAGR +15% Average Dividend Yield (6% DPS CAGR) 4.6% Fiscal 2010 - 2020 Proven track record of financial performance 6

Multiple drivers of organic growth Growing End Markets Emerging Markets >$3 bn Emerging Markets business across 27 countries Growth and margin from high value end markets Driving value through differentiated packaging Innovation Coffee Pet Food Protein Healthcare Hot-fill beverage Continuous Mix Management: Products, Customers, Segments Asia Eastern Europe Latin America 7

Investing for growth 8 Expanding capacity in high value segments and high growth markets Dedicated capacity expansion to support a high growth brand in a consumer preferred format – Rorschach, Switzerland Emerging markets: China investment Focus segments: Single serve coffee investment Aluminium based flexible packaging capacity expansion (commissioning by June 2021) Greenfield flexible packaging plant (commissioning by December 2022) China Switzerland

eP ac is a leader in high quality, short run length digital printing Accessing early stage, differentiated innovation 9 Learning and growing by sourcing innovation and/or making direct investment in new packaging: • Products • Processes • Business models Amcor’s first corporate venture type investment Amcor’s first corporate venture investment is in ePac, a leader in high quality, short run length digital printing Open Innovation and Corporate Venturing

Sustainability: Amcor’s greatest opportunity for growth and differentiation 10 Amcor: Uniquely positioned with scale, resources and capabilities Waste management infrastructure Consumer participationPackaging design Responsible Packaging: 10

11 Responsible Packaging: Innovating and collaborating for scalable solutions 11 Elimination of PVC - healthcare blister packaging In-store collection and recycling programs Enabling chemically-recycled material for food-grade packaging

Group result summary: nine months ended March 31, 2021

Strong result ahead of expectations.
Outstanding execution and continued momentum

EPS	EBIT	EBIT margin
+16%	+9%	+80bps
51.5 cents	$1,144 million	12.2%

- EBIT growth increasingly organic
- Outstanding cost management
- Strong cash flow
- >$850 million cash returns to shareholders
  - *Quarterly dividend 11.75 US cps*
  - *~2% of shares repurchased*

Notes: EPS, EBIT and EBIT margins presented on an adjusted basis. Adjusted non-GAAP measures exclude items which management considers as not representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. EPS and EBIT growth rates expressed in comparable constant currency terms. Comparable constant currency Δ% excludes the impact of movements in foreign exchange rates and disposed businesses.

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amcor

Flexibles segment result – nine months ended March 31, 2021

Strong earnings growth and margin expansion

	YTD 3Q20	YTD 3Q21	Δ
Net sales	7,280	7,350	+1%
Adjusted EBIT ($m)	919	1,005	+9%
Adjusted EBIT margin	12.6%	13.7%	+110 bps



Recyclable functional paper


Raw materials by weight

Raw materials consumption: diversified by material and geography

Highlights

- Adjusted EBIT growth 9% on a comparable constant currency basis
  - 4% organic growth
  - 5% ($45 million) synergy benefits
- Higher overall segment volumes of 1%
  - Lower healthcare volumes impact of ~1%
- Strong cost performance and management
- >300 new recycle ready product designs introduced in fiscal 21 year to date

Notes: Non-GAAP measures exclude items which management considers are not representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. Net sales and adjusted EBIT growth rates expressed in comparable constant currency terms. Comparable constant currency Δ% excludes the impact of movements in foreign exchange rates and disposed businesses. Comparable constant currency Δ% for Net sales excludes a 1% favorable currency impact and a combined 1% unfavorable impact from disposed operations and the pass through of raw material costs. There was no material impact from disposed businesses on comparable constant currency growth for adjusted EBIT.

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amcor

80 ~150 At least $180m Delivered fiscal 2020 Expected fiscal 2021 Cumulative expected by end fiscal 2021 Expected fiscal 2022 Cumulative expected by end fiscal 2022 Annual cost synergies delivered and expected ($ million) 14 Bemis acquisition: enhancing financial performance Exceeding cost synergy expectations and leveraging differentiated products 14 ~70 ≥30 • High quality acquired business contributing to organic margin expansion • On track to deliver cost synergies of $70 million in FY21 and a total of at least $180 million by end of FY22 • Leveraging product portfolio and capabilities across regions Leveraging differentiated packaging structures globally

Rigid Packaging segment result – nine months ended March 31, 2021

Strong consumer demand and earnings growth continues

	YTD 3Q20	YTD 3Q21	Δ
Net sales	2,047	2,059	+7%
Adjusted EBIT ($m)	197	209	+9%
Adjusted EBIT margin	9.6%	10.1%	+50bps


snapple
tea
peach tea
16 OZ

Conversion from glass to 100% PCR PET

Keurig DrPepper



New brand launch in soft touch finish 100% PCR PET

function of beauty

Highlights

- Net sales growth of 7% and adjusted organic EBIT growth of 9% on a comparable constant currency basis
- Higher volumes and positive mix
  - North America volumes up
    - Beverage volumes up 7% - hot fill up 13%
    - Specialty Container volumes higher
  - Latin America volumes higher & improving trends
- ~80% of Amcor NA sites producing product using PCR
- By end of fiscal 2021, expect to have doubled use of PCR since 2019

Notes: Non-GAAP measures exclude items which management considers are not representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. Net sales and adjusted EBIT growth rates expressed in comparable constant currency terms. Comparable constant currency Δ% excludes the impact of movements in foreign exchange rates. Comparable constant currency Δ% for Net sales excludes a 5% unfavorable impact from the pass through of raw material costs and a 2% unfavorable currency impact. PCR refers to Post Consumer Recycled.

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amcor

Nine months ended March 31, 2021 – strong cash flow & returns 16 (1) Non-GAAP measures exclude items which management considers as not representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. (2) Adjusted free cash flow excludes material transaction related costs because these cash flows are not considered to be directly related to the underlying business. (3) EBITDA interest cover calculated with adjusted trailing twelve month EBITDA and trailing twelve month net interest. Leverage calculated as net debt divided by adjusted trailing twelve month EBITDA. On track to deliver Free Cash Flow of >$1billion in fiscal 2021. Strong balance sheet and cash returns to shareholders Adjusted Free Cash Flow in line with expectations and on track to deliver >$1 bn in fiscal 2021 Year to date cash flow ($ million) YTD 3Q20 YTD 3Q21 Adjusted EBITDA 1,378 1,455 Interest and tax payments (247) (297) Capital expenditure (313) (335) Movement in working capital (428) (451) Other (23) (12) Adjusted Free Cash Flow(1)(2) 367 360 Balance sheet March 2021 EBITDA interest cover (x) 13.4 Leverage: Net debt / LTM EBITDA (x) 3.0 Strong investment grade balance sheet and significant cash returns to shareholders >$850 million year to date cash returns to shareholders through: Higher dividends per share; and ~2% of outstanding shares repurchased

17 Note: Reconciliations of the FY21 projected non-GAAP measures are not included herein because the individual components are not known with certainty as individual financial statements for fiscal 2021 have not been completed. Raised EPS guidance for 2021 fiscal year Amcor’s guidance contemplates a range of factors, including the COVID-19 pandemic which creates a higher degree of uncertainty and additional complexity when estimating future financial results. Amcor's business has demonstrated resilience given that it plays an important role in the supply of essential consumer goods. While this is expected to continue, the level of earnings and free cash flow generated across the business could be impacted by COVID-19 related factors such as the extent and nature of any future operational disruptions across the supply chain, government imposed restrictions on consumer mobility and the pace of macroeconomic recovery in key global economies. The ultimate magnitude and duration of the pandemic’s future impact on the business remains uncertain at this time. Adjusted constant currency EPS growth of approximately 14 to 15% (previously 10 to 14%) compared with adjusted EPS of 64.2 cents in fiscal 2020 Includes an unfavorable EPS impact from disposed businesses of approximately 1% Assuming current exchange rates prevail for the remainder of the year, it is estimated that currency would have no material impact on reported EPS. Adjusted Free Cash Flow of approximately $1.0 to $1.1 billion For fiscal 2021 the Company expects:

Key messages for today 18 1. Strong year to date result - outstanding execution, continued momentum 2. FY21 guidance increased to 14-15% adjusted EPS growth (from 10-14%) 3. Investing for growth Demonstrating the strength of our investment case Note: EPS growth refers to adjusted EPS growth. Refer slide 19 for further information regarding revised guidance.

Appendix slides Result for nine months ended March 31, 2021 – supplementary schedules and reconciliations

FX translation impact 20 EUR, 20-30% Other currencies(3), 20-30% USD(2), 45-55% EUR:USD Euro strengthened vs USD, Average USD to EUR rate YTD 3Q21 0.8414 vs YTD 3Q20 0.9032 USD million impact on YTD 3Q21 adjusted net income 7% 13 Other currencies(3):USD Other currencies weighted average vs USD weakened for YTD 3Q21 vs YTD 3Q20 average rates USD million impact on YTD 3Q21 adjusted net income (9%) (16) (1) Approximate range based on estimated combined adjusted net income by currency. (2) Includes all businesses effectively managed as USD functional currency businesses. (3) Includes all currencies other than USD and EUR. Total currency impact $ million Adjusted EBIT (4) Adjusted net income (3) Combined net income currency exposures(1) Nine months ended March 31, 2021 currency impact

Reconciliations of non-GAAP financial measures 21

Reconciliations of non-GAAP financial measures 22

Reconciliations of non-GAAP financial measures 23